UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2011
AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Fourth Street, Cincinnati, OH	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 513-579-2121
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results Of Operations And Financial Condition.
On August 1, 2011, American Financial Group, Inc. issued a news release announcing its financial results for the quarter ending June 30, 2011. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits

Exhibit No.	Description

99.1	News Release, dated August 1, 2011, reporting American Financial Group Inc. first quarter results for the period ended June 30, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.
Date: August 2, 2011	By:	Karl J. Grafe
Karl J. Grafe
Vice President